Note 15 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Loss carry forward	$ 2,788	$ 1,567
Foreign Tax Authority [Member] | Canada Revenue Agency [Member]
Loss carry forward	4,430	1,638
Valuation allowance
Net	4,430	1,638
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	18,615	12,562
Valuation allowance	15,840	10,529
Net	$ 2,775	$ 2,033